Filed Pursuant to Rule 424(b)(3)

Registration No. 333-271665

Supplement No. 1, Dated October 31, 2023

(to the Proxy Statement/Prospectus dated October 10, 2023)

SUPPLEMENT TO

PROXY STATEMENT FOR THE SPECIAL MEETING OF

QUANTUM FINTECH ACQUISITION CORPORATION

PROSPECTUS FOR

10,081,634 SHARES OF COMMON STOCK

20,125,000 WARRANTS TO PURCHASE ONE-HALF SHARE OF COMMON STOCK

6,153,125 WARRANTS TO PURCHASE ONE SHARE OF COMMON STOCK AND

16,215,625 SHARES OF COMMON STOCK UNDERLYING WARRANTS

OF CALCULATOR NEW PUBCO, INC.

(WHICH WILL BE RENAMED ATLASCLEAR HOLDINGS, INC.)

This Supplement No. 1, dated October 31, 2023 (this “Supplement”), updates and supplements the proxy statement/ prospectus dated October 10, 2023 (the “Proxy Statement/Prospectus”) of Quantum FinTech Acquisition Corporation (“Quantum”) and Calculator New Pubco, Inc. (“New Pubco”) in connection with the proposed transactions (collectively, including the issuance of Pubco securities in connection therewith, the “Business Combination”) that are the subject of the Business Combination Agreement (as the same has been or may be amended or supplemented from time to time, the “Business Combination Agreement”) by and among Quantum, New Pubco, Calculator Merger Sub 1, Inc., a Delaware corporation and a wholly-owned subsidiary of New Pubco (“Merger Sub 1”), Calculator Merger Sub 2, Inc., a Delaware corporation and a wholly-owned subsidiary of New Pubco (“Merger Sub 2”), AtlasClear, Inc., a Wyoming corporation (“AtlasClear”), Atlas FinTech Holdings Corp., a Delaware corporation (“Atlas FinTech”) and Robert McBey, and certain matters related to the prospective consummation (the “Closing”) of the Business Combination, including, without limitation, the distribution of shares of Quantum’s common stock, par value $0.0001 per share (“Quantum Common Stock”), held by Quantum Ventures LLC to its members.

As previously disclosed, a special meeting of Quantum’s stockholders will be held on November 3, 2023 to approve the Business Combination, among other proposals described in the Proxy Statement/Prospectus. New Pubco filed the Proxy Statement/Prospectus with the U.S. Securities and Exchange Commission (“SEC”) as part of a Registration Statement on Form S-4 (Registration No. 333-271665) (the “Registration Statement”).

This Supplement is being filed by Quantum and New Pubco with the SEC to supplement certain information contained in the Proxy Statement/Prospectus. Except as otherwise set forth below, the information set forth in the Proxy Statement/Prospectus remains unchanged. Capitalized terms used but not defined herein have the meanings ascribed to them in the Proxy Statement/Prospectus.

This Supplement is not complete without, and may not be utilized except in connection with, the Proxy Statement/Prospectus, including any additional supplements and amendments thereto.

You should read carefully and in their entirety this Supplement and the Proxy Statement/Prospectus and all accompanying annexes. In particular, you should review and consider carefully the matters discussed under the heading “Risk Factors” beginning on page 49 of the Proxy Statement/Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the Business Combination or otherwise, or passed upon the adequacy or accuracy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.

This supplement to the Proxy Statement/Prospectus is dated October 31, 2023.

Release of Escrow on Founder Shares

The Founder Shares are held in escrow pursuant to the Escrow Agreement, dated February 4, 2021, by among Quantum, Continental Stock Transfer & Trust Company and holders party thereto (including Quantum Ventures LLC, Chardan Quantum LLC and the directors and officers of Quantum) (the “Escrow Agreement”), and subject to release from escrow (i) 50% on the earlier of six months from Closing and the date on which the New Pubco Common Stock equals or exceeds $12.50 for 20 days in any 30-day trading window; and (ii) 50% on the six-month anniversary of Closing (the “Lock-Up”).

On October 31, 2023, the Escrow Agreement was amended to allow for the release from the Lock-Up on up to an aggregate of 4,000,000 shares of Quantum Common Stock held by such holders.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, New Pubco has filed the Registration Statement with, and now declared effective by, the SEC, which includes a preliminary proxy statement and a prospectus in connection with the Proposed Transaction. STOCKHOLDERS OF QUANTUM ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. Now that the Registration Statement has been declared effective, Quantum has mailed the definitive proxy statement/prospectus and a proxy card to each stockholder of Quantum as of the record date for the special meeting of Quantum stockholders for voting on the Proposed Transaction. Stockholders and other interested persons are also able to obtain copies of the definitive proxy statement/prospectus, the Registration Statement and other documents filed by Quantum with the SEC that are incorporated by reference therein, without charge, at the SEC’s website at www.sec.gov. Stockholders are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Proposed Transaction that Quantum has filed or will file with the SEC, when they become available, because they do or will contain important information about Quantum, AtlasClear, and the Proposed Transaction.

Quantum’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Quantum FinTech Acquisition Corp., Quantum FinTech Acquisition Corporation, 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607, Attention: Investor Relations or by email at IR@qftacorp.com. These documents can also be obtained, without charge, at the SEC’s website www.sec.gov.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect AtlasClear’s and Quantum’s current views with respect to, among other things, the future operations and financial performance of AtlasClear, Quantum and the combined company. Forward-looking statements in this website may be identified by the use of words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “future,” “intend,” “may,” “outlook,” “plan,” “potential,” “proposed” “predict,” “project,” “seek,” “should,” “target,” “trends,” “will,” “would” and similar terms and phrases. Forward-looking statements contained in this website include, but are not limited to, statements as to (i) expectations regarding the Proposed Transaction, including timing for its consummation, (ii) anticipated use of proceeds from the transaction, (iii) AtlasClear’s and Quantum’s expectations as to various operational results and market conditions, (iv) AtlasClear’s anticipated growth strategy, including the proposed acquisitions, (v) anticipated benefits of the Proposed Transaction and proposed acquisitions, (vi) the financial technology of the combined entity, and (vii) expected listing of the combined company.

The forward-looking statements contained in this document are based on the current expectations of AtlasClear, Quantum and their respective management and are subject to risks and uncertainties. No assurance can be given that future developments affecting AtlasClear, Quantum or the combined company will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of AtlasClear and Quantum. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Such factors include, but are not limited to: the risk that the transaction may not be completed in a timely manner or at all; the risk that the transaction closes but AtlasClear’s acquisition of Commercial Bancorp and its subsidiary bank, FSB, does not close as a result of the failure to satisfy the conditions to closing such acquisition (including, without limitation, the receipt of approval of Commercial Bancorp’s stockholders and receipt of required regulatory approvals); the failure to obtain requisite approval for the transaction or meet other closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement in respect of the transaction; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of Quantum’s public stockholders; failure to obtain the requisite approval of Quantum’s stockholders; failure to meet relevant listing standards in connection with the consummation of the transaction; failure to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; potential litigation relating to the proposed transaction; changes to the proposed structure of the transaction that may be required or appropriate as a result of the announcement and execution of the transaction; unexpected costs and expenses related to the transaction; estimates of AtlasClear and the combined company’s financial performance being materially incorrect predictions; AtlasClear’s failure to complete the proposed acquisitions on favorable terms to AtlasClear or at all; AtlasClear’s inability to integrate, and to realize the benefits of, the proposed acquisitions; changes in general economic or political conditions; changes in the markets that AtlasClear targets or the combined company will target; slowdowns in securities or cryptocurrency trading or shifting demand for trading, clearing and settling financial products; any change in laws applicable to Quantum or AtlasClear or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those to be included under the heading “Risk Factors” in the proxy statement/prospectus filed with the SEC, and those included under the heading “Risk Factors” in Quantum’s 2022 Form 10-K and its subsequent filings with the SEC. AtlasClear and Quantum caution that the foregoing list of factors is not exhaustive. Any forward-looking statement made in this website speaks only as of the date hereof. Plans, intentions or expectations disclosed in forward-looking statements may not be achieved and no one should place undue reliance on such forward-looking statements. Neither AtlasClear nor Quantum undertake any obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.